CORPORATE OVERVIEW November 2023 Leveraging unique insights into the chromatin regulatory system to pioneer a new class of precision therapies in oncology and beyond Exhibit 99.2

| FORWARD LOOKING STATEMENTS 2 This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements include, but are not limited to, statements concerning: the potential outcomes from our collaboration agreements with Lilly; the initiation, timing, progress and results of our research and development programs and pre-clinical studies and clinical trials, including with respect to our Phase 1 study of FHD-286 in combination with decitabine or cytarabine in relapsed and/or refractory AML patients and anticipated timing of release of clinical data; our ability to advance product candidates that we may develop and to successfully complete preclinical and clinical studies; our ability to leverage our initial programs to develop additional product candidates using our Gene Traffic Control Platform; the impact of exogeneous factors, including macroeconomic and geopolitical circumstances, on our and our collaborators’ business operations, including our research and development programs and pre-clinical studies; developments related to our competitors and our industry; our ability to expand the target populations of our programs and the availability of patients for clinical testing; our ability to obtain regulatory approval for FHD-286 and any future product candidates from the FDA and other regulatory authorities; our ability to identify and enter into future license agreements and collaborations; our ability to continue to rely on our CDMOs and CROs for our manufacturing and research needs; regulatory developments in the United States and foreign countries; our ability to attract and retain key scientific and management personnel; the scope of protection we are able to establish, maintain and enforce for intellectual property rights covering FHD-286, our future products and our Gene Traffic Control Platform; and our use of proceeds from capital-raising transactions, estimates of our expenses, capital requirements, and needs for additional financing. Any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements. The Company’s business is subject to substantial risks and uncertainties.

FIRST-IN-CLASS PRECISION MEDICINES TARGETING MAJOR UNMET NEEDS IN CANCER

LEADER IN NEW AREA OF CANCER BIOLOGY

Foghorn is a **leader in targeting chromatin biology,** which has unique potential to address underlying dependencies of many genetically defined cancers

Broad pipeline across a range of targets and modalities

LARGE MARKET POTENTIAL

Chromatin biology is implicated in up to **50% of tumors**, potentially impacting **~2.5 million patients**

Foghorn's current pipeline potentially addresses **more than 500,000** of these patients

WELL-FUNDED

$259.9 million in cash and equivalents

(as of 09/30/2023)

Provides **runway into H1'26**

VALUE DRIVERS

Anticipate data from the Phase 1 study of FHD-286 in combination with decitabine in **H2'24**

Advancement of preclinical assets (BRM-Selective, CBP. EP300, ARID1B) towards INDs

MAJOR STRATEGIC COLLABORATION

Strategic collaboration with Loxo Oncology at Lilly; **$380 million upfront;** 50/50 U.S. economic split on two lead programs

3

UNIQUE INSIGHTS INTO CHROMATIN BIOLOGY

Untapped Area for Novel Targets and Therapeutics

CHROMATIN REGULATORY SYSTEM CRITICAL FOR GENE EXPRESSION

Chromatin – compacted form of DNA inside the nucleus of the cell

Chromatin Remodeling Complex – specialized multiprotein machineries that allow access to DNA



Transcription Factor – proteins that help turn specific genes "on" or "off" by working in concert with the chromatin remodeling complex to bind to DNA

NOVEL TARGETS GUIDED BY GENETIC DEPENDENCIES

Chromatin Remodeling Complex Mutations / Overexpression





Transcription Factor Mutations / Overexpression

Helicases & Other Chromatin Binding Proteins involved in gene expression / function



TAILORED DRUGGING APPROACHES


ATP
ADP

Enzymatic Inhibitors
Highly selective and allosteric small molecule inhibitors

Targeted Protein Degradation
Molecular glue and bi-functional protein degraders



Transcription Factor Disruptors
Disrupt interactions between chromatin remodeling complexes and transcription factors


Potential druggable sites

4

| FOGHORN’S VALIDATED GENE TRAFFIC CONTROL® PLATFORM Integrated, Scalable, Efficient – Repeatable Paradigm Deep Mechanistic Understanding of the Chromatin Regulatory System Small Molecule and Degrader Platform Biochemistry, Biophysics and Assays of Large Complexes and Proteins UNIQUE TARGETS SPECIALIZED APPROACH SELECTIVE THERAPEUTICS What to Drug: Identify disease dependencies How to Drug: Biology first - small molecule modality agnostic Where to Drug: Engineer selectivity via unique assays and protein capabilities Transcription Factor Disruptors Enzymatic Inhibitors Targeted Protein Degraders with Novel Delivery 5

BROAD PIPELINE ACROSS A RANGE OF TARGETS AND MODALITIES

Precision Oncology / Breadth and Depth

Modality	Program	Discovery	Phase 1	Phase 2	Phase 3	Commercial Rights	Patient Population*
Enzyme Inhibitors	FHD-286 (BRG1/BRM)	AML Combination Study				FOGHORN THERAPEUTICS	Over 27,000
	Selective BRM	BRG1 Mutated Cancers, e.g. , NSCLC & Bladder				LOXO ONCOLOGY / FOGHORN THERAPEUTICS	Over 100,000
Protein Degraders	Selective BRM	BRG1 Mutated Cancers, e.g., NSCLC & Bladder				LOXO ONCOLOGY / FOGHORN THERAPEUTICS	Over 100,000
	Selective ARID1B	ARID1A Mutated Cancers, e.g., Ovarian, Endometrial & Colorectal				FOGHORN THERAPEUTICS	Over 175,000
	Selective CBP	EP300 Mutated Cancers, e.g., Prostate, Bladder, Colorectal, Breast				FOGHORN THERAPEUTICS	Over 100,000
	Selective EP300	CBP Mutated & Subsets of EP300 Dependent Cancers				FOGHORN THERAPEUTICS	Over 100,000
Transcription Factor Disruptors	Undisclosed	Undisclosed				FOGHORN THERAPEUTICS	
Partnered Program	Undisclosed	Undisclosed				LOXO ONCOLOGY / FOGHORN THERAPEUTICS	
3 Discovery Programs	Undisclosed	3 Undisclosed Programs				LOXO ONCOLOGY / FOGHORN THERAPEUTICS	

* Per year incidence in the U.S., EU5, Japan

6

FHD-286: Targeting BAF Dependency in Cancer FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex

| FHD-286: TARGETING BAF DEPENDENCY IN CANCER Potent, Selective, Allosteric, Small Molecule Inhibitor of BRG1 / BRM 8 BAF ATPase: BRG1/BRM • FHD-286: Allosteric modulation inhibiting the activity of BRM/BRG1 Differentiation • Clinical and pre-clinical and data demonstrate broad- based differentiation across AML and multiple solid tumors. Overcoming Drug Resistance • Pre-clinical data support ability to overcome TKI drug resistance (i.e., EGFR). Immune Modulation • Clinical data demonstrate an increase of CD8+ T-cells and a reduction of T-regulatory cells. FHD-286

| PHASE I MONOTHERAPY SAFETY AND EFFICACY RESULTS PHASE I COMBINATION STUDY FHD-286: FIRST-IN-CLASS BROAD-BASED DIFFERENTIATION AGENT WITH SIGNIFICANT COMBINATION POTENTIAL IN AML SIGNIFICANT OPPORTUNITY • ~27,000 drug treated relapsed and/or refractory (R/R) AML patients*, with significant unmet need • No broad differentiation agent approved in AML • Pre-clinical data demonstrate significant potential for combination with multiple agents • Differentiation observed in heavily pre- treated patients, regardless of mutational status • Multiple patients with bone marrow and peripheral blast improvements and associated ANC recovery • Adjudicated Differentiation Syndrome rate of 15% • Adverse event profile consistent with late line AML population • Most frequent ≥ grade 3 TRAES: • Increased blood bilirubin, hypocalcemia, differentiation syndrome (DS), stomatitis, increased ALT • Strong combination potential observed in with multiple agent in preclinical models • Phase I dose escalation study evaluating oral daily dosing of FHD-286 1.5mg, 2.5mg, 5mg and 7.5 mg with fixed dose decitabine or cytarabine • Standard 3+3 dose escalation design • Data anticipated in H2’2024 9 *U.S., EU5, Japan

| Dose Level Mutations Cytogenetics Risk Starting CD11b% Max CD11b% CD11b+ Fold Change Starting CD34% Min CD34% CD34+ % Decrease 10mg N/A Adverse 7 62 9.2x 94 27 (71%) 7.5mg CBFB (locus at 16q22) 2 94 59.4x 70 2 (97%) 7.5mg KMT2A rearrangement Adverse 3 58 21.4x 85 9 (90%) 7.5mg RUNX1, KRAS, ASXL1, JAK2, TET2, EZH2, ETNK Adverse 5 73 15x 95 18 (81%) 7.5mg N/A Adverse 8 52 6.3x 94 33 (65%) 7.5mg ASXL1, TP53, U2AF1 Adverse 19 63 3.3x 92 51 (45%) 5mg RUNX1, NRAS, KRAS, SF3B1, ASXL2, CSF3R, GATA2 Adverse 3 74 29x 94 19 (80%) 5mg RUNX1, NRAS, ASLX1 Adverse 4 97 22.8x 98 7 (93%) 5mg N/A Adverse 6 79 13x 93 11 (88%) 5mg TET2, WT1 GATA2 PLCG2 ARHGEF28, BRD4, CDK12, DDX41, KMT20, PARP1, ZRSR2 3 24 8.1x 86 62 (27%) 5mg N/A Adverse 4 28 6.5x 93 66 (29%) 5mg DNMT3a, TET2 21 88 4.1x 30 4 (88%) 2.5mg NRAS, WT1 Adverse 3 13 4.8x 93 89 (4%) FHD-286 DEMONSTRATED DIFFERENTIATION ACROSS A BROAD RANGE OF GENETIC BACKGROUNDS CD11b (marker of differentiation) increases CD34 (leukemic stem cell marker) decreases 10

CLINICAL PATIENT SAMPLES SHOW LOSS OF LEUKEMIC STEM CELL IDENTITY AND TRANSFORMATION TO DIFFERENTIATED MARROW

- Single-cell RNA-seq of patient bone marrow aspirates show that marrow is heavily infiltrated with leukemic stem cell-like blasts at screening
- On treatment aspirates demonstrate that the bone marrow has lost leukemic stem cell phenotype and shifted to a more mature phenotype
- These samples recapitulate pre-clinical data of FHD-286's impact on leukemic stem cell potential
- Similar effects observed across 5.0mg, 7.5mg and 10.0mg dose levels

PATIENT BONE MARROW SHIFTS FROM LEUKEMIC STEM CELL-LIKE TO DIFFERENTIATED PHENOTYPE DURING FHD-286 THERAPY

SINGLE CELL RNA-SEQ OF PATIENT BONE MARROW AFTER ONE CYCLE AT 5.0MG


LEUKEMIC STEMNESS GENE SIGNATURE
Screening
On Tx
0
1
2
3
0
2
4
6
DIFFERENTIATED MYELOID GENE SIGNATURE

11

| PATIENT 7: 47-YEAR-OLD WITH SECONDARY AML SHOWED CLEAR SIGNS OF DIFFERENTIATION BONE BLAST REDUCTION FROM 40% TO 6% BONE MARROW ASPIRATE DEMONSTRATING CLEAR EVIDENCE OF DIFFERENTIATION 47-YEAR-OLD MALE WITH SAML WITH AN ABNORMAL KARYOTYPE (DEL (7Q), INV (3), DER (7;12), -8, ADD(1)) • Prior AML Treatment: • Progressive disease: 4 lines prior treatment and 2 bone marrow transplants • Prior non-AML treatment: • MDS with inv(3) and der(7;12) and ASXL1 mut. Received AZA x 4. • Initiation of FHD-286 at 10 MG Dose • Bone marrow blast from 40% to 6% with clear evidence of differentiation with persistence of cytogenetics abnormalities. ANC recovery. 12

| PATIENT 5: 25-YEAR-OLD WITH AML OBSERVED MEANINGFUL CLINICAL BENEFIT 25-YEAR-OLD MALE WITH TREATMENT-RELATED AML WITH A KMT2A REARRANGEMENT • Prior AML Treatment: • Progressive disease with CNS Leukemia: 7 lines prior treatment and 2 bone marrow transplants • Prior Non-AML Treatment: • Ewing’s sarcoma: Treated with Chemo/RT/Surgery (VCR, doxo, cyclophos, ifos, etoposide) • Initiation of FHD-286 at 7.5 MG Dose: • Drop in peripheral blast, 97% to 5% • Bone marrow reduction from 89% to 48%, with ANC recovery Initiation of FHD 286 PERIPHERAL BLAST COUNT 100% 0% 50% 5/23/19 11/22/19 5/22/20 5/23/2111/21/20 11/22/21 ABSOLUTE NEUTROPHIL COUNT 10 5 10/13/21 10/24/21 11/4/21 11/14/21 11/25/21 12/6/21 0 Initiation of FHD 286 13 1st SCT 2nd SCT

PRE-CLINICAL DATA DEMONSTRATE SIGNIFICANT COMBINATION POTENTIAL WITH MULTIPLE AGENTS IN AML

MLL-AFP + FLT3 TKD Luc/GFP PDX



6 weeks Rx
% Survival
100
75
50
25
0
0
20
40
60
Days, post-infusion
Vehicle (n=7)
1.5 mg/kg FHD-286 (n=7)
1 mg/kg decitabine (n=7)
FHD-286 + decitabine (n=8)
***
*
*

MV4, 11 FLT3 ITD CDX



3 weeks Rx
% Survival
100
75
50
25
0
0
50
100
150
Days, post-inoculation
Vehicle (n = 8)
1.5 mg/kg FHD-286 (n = 8)
30 mg/kg Cytarabine (n = 8)
FHD-286 + cytarabine (n = 8)
**
****

mtNPM1 + FLT3 ITD Luc/GFP AML PDX



8 weeks Rx
% Survival
100
75
50
25
0
0
50
100
150
200
250
Days, post-infusion
Vehicle (n=7)
1.5 mg/kg FHD-286 (n=8)
50 mg/kg B.I.D. SNDX-5613 (n=8)
FHD-286 + SNDX-5613 (n=8)
****
****
****
****
SNDX-5613: Menin inhibitor

mtNPM1 + FLT3 ITD Luc/GFP AML PDX



8 weeks Rx
% Survival
100
75
50
25
0
0
25
50
75
100
Days, post-infusion
Vehicle (n=7)
1.5 mg/kg FHD-286 (n=8)
30 mg/kg OTX015 (n=7)
FHD-286 + OTX015 (n=7)
****
****
****
****
OTX015: BET inhibitor

14

SELECTIVE BRM MODULATORS FOR BRG1 MUTATED CANCERS Enzymatic Inhibitor and Protein Degrader Programs Targeting BRG1 Mutated Cancers (e.g., NSCLC), 30+ Cancers with BRG1 Mutations FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex

| SELECTIVELY TARGETING BRG1 MUTANT CANCERS Up to 5% of all Solid Tumors Harbor BRG1 Mutations Partner / Approach • BRM Selective Programs part of the Loxo@Lilly collaboration • Two Drugging Approaches: • Selective Inhibition • Selective Degradation Opportunity • BRG1 mutated cancer • ~8-10% of NSCLC, bladder, endometrial, colorectal • > 100,000 patients per year* Stage • Transitioned the BRM Selective inhibitor program to Loxo@Lilly in Q3’23 Economics of Lilly Collaboration • 50/50 U.S. economics • Tiered ex-U.S. royalties starting in the low double-digit range and escalating into the twenties * Per year incidence in the U.S., EU5, Japan 16 Cancer Of Unknown Primary Skin Cancer, Non-Melanoma Non-Small Cell Lung Cancer Bladder Cancer Endometrial Cancer Colorectal Cancer Melanoma Cervical Cancer Thymic Tumor Esophagogastric Cancer Peripheral Nervous System Small Cell Lung Cancer 0% 5% 10% 15% LARGE COMMERCIAL OPPORTUNITY 10% OF NSCLC TUMORS, MINIMAL OVERLAP WITH OTHER MUTATIONS

BRM SELECTIVE INHIBITOR *IN VIVO* EFFICACY

Demonstrates PK / PD and *In Vivo* Efficacy in a BRG1 Mutant Lung CDX Model

A549-BRG1 MUTANT NSCLC MODEL



Tumor Volume (mm³)
1500
1000
500
0
10
20
30
40
Days after innoculation



Body Weight
Body weight (% Day 0)
120
110
100
90
80
10
20
30
40
Days after implantation
Vehicle Control
Cisplatin 4 mg / kg (IP)
FHT-BRMi 15 mg / kg (BID)
FHT-BRMi 30 mg / kg (BID)
PK/PD
Mean unbound plasma conc (nM)
1000
100
10
1
0
5
10
15
Time (h)
BRG1 cellular IC50
BRM cellular IC50

17

| DEGRADERS CAUSE TIME- AND DOSE-DEPENDENT BRM DEGRADATION, ANTIPROLIFERATIVE EFFECTS IN A549 BRG1 MUTANT NSCLC LUNG MODEL ADVANCING BRM SELECTIVE DEGRADERS Achieving Complete BRM Degradation 18 BRM / BRG1 HIBIT DATA A549 TEN-DAY PROLIFERATION ASSAY BRM BRG1 % D eg ra da tio n (% ) Concentration (uM) 0.01 0.1 1 10 100 -50 0 50 100 150 FHX-NSXLX Conc (uM) % in hi bi tio n FHT-BRMd % Inhibition of Cell Growth % In hi bi tio n Concentration (uM)

SELECTIVE EP300 PROTEIN DEGRADER FOR CBP MUTANT & EP300 DEPENDENT CANCERS (E.G., BLADDER, NSCLC, VARIOUS LYMPHOMAS AND LEUKEMIAS)

| ADVANCING HIGHLY SELECTIVE EP300 PROTEIN DEGRADER FOR CBP MUTANT & EP300 DEPENDENT CANCERS Selective EP300 Protein Degrader Overview * Per year incidence in the U.S., EU5, Japan Target / Approach • E1A binding protein p300 (EP300) • Targeted protein degrader Initial Indications • AR+ Prostate • DLBCL • Bladder, melanoma, others Mutation / Aberration • EP300 dependent cancers • CBP mutant cancers Stage • Pre-clinical New Patients Impacted / Year* • Over 100,000 20 COMMERCIAL OPPORTUNITY EP300 Dependent Cancers • Solid Tumors • AR+ mCRPC • HR+ breast • Hematologic malignancies • DLBCL • Multiple Myeloma CBP Mutant Cancers 10% 10% 9% 8% 8% 8% 6% 0% 5% 10% 15% Melanoma Bladder NSCLC Endometrial Colorectal Gastric Breast

| EP300 DEGRADATION RESULTS IN SIGNIFICANT TUMOR GROWTH INHIBITION IN AR+ VCAP PROSTATE MODEL 21 VCAP PROSTATE MODEL BODY WEIGHT LOSS FHT-EP300d 50 mg / kg (BID) Enzalutamide, 30mg/kg, QD Vehicle Control

| SELECTIVE DEGRADATION OF EP300 AND CBP DOES NOT SHOW THROMBOCYTOPENIA IN MICE AT RELEVANT DOSES 22 PLT (x109cells/L) 0 500 1000 1500 2000 2500 3000 Study Day 14 Pl at el et s (X 10 3 ce lls /u L) Vehicle, sc, BID GNE-781, 30mpk, PO, BID GNE-781 dCBP-3 dEP300-2 dCBP-3, 50mpk, sc, BID dEP300-2, 50mpk, sc, BID Veh • Vehicle, sc, BID • Dual CBP / EP300 inhibitor, 30mg/kg, po, BID • FHT-EP300d, 50mg/kg, sc, BID • FHT-CBPd, 50 mg/kg, sc, BID Dual CBP/EP300 inhibitor FHT-EP300d FHT-CBPd

SELECTIVE CBP PROTEIN DEGRADER FOR EP300 MUTATED CANCERS Implicated in Subsets of Cancers Including Bladder, Colorectal, Breast, Gastric and Lung

| ADVANCING HIGHLY SELECTIVE CBP PROTEIN DEGRADER FOR EP300 MUTATED CANCERS Selective CBP Protein Degrader Overview * Per year incidence in the U.S., EU5, Japan Target / Approach • CREB binding protein (CBP) • Targeted protein degrader Initial Indication • EP300 mutated cancers (e.g., subsets of bladder, colorectal, breast, gastric and lung cancers) Mutation / Aberration • EP300 mutated cancers Stage • Pre-clinical New Patients Impacted / Year* • Over 100,000 24 10% 10% 8% 7% 6% 6% 5% 5% 3% 0% 5% 10% 15% Melanoma NSCLC Bladder Cancer Endometrial Gastric Breast Pancreatic Cancer Colorectal Cancer COMMERCIAL OPPORTUNITY SCCHN

HIGHLY SELECTIVE DEGRADER OF CBP DEMONSTRATES CBP-DEPENDENT CELL KILLING ACROSS MULTIPLE CANCERS

Gastric Cancer



150
100
50
0
% Cell Viability
0.1
1
10
100
1000
10000
100000
Cmpd [nM]
IM95 (CBP/EP300 WT)
AGS (EP300 mutant)

Colorectal Cancer



150
100
50
0
% Cell Viability
0.1
1
10
100
1000
10000
100000
Cmpd [nM]
HT29 (CBP/EP300 WT)
RFO (EP300 mutant)

Bladder Cancer



125
100
75
50
25
0
% Cell Viability
0.001
0.01
0.1
1
Cmpd [uM]
UM-UC-3 (CBP/EP300 WT)
ScaBER (CBP/EP300 WT)
647V (EP300 mutant)
639V (EP300 mutant)

CELL PROLIFERATION ASSAYS

25

| RKO (EP300 NULL) BODY WEIGHT CHANGE (%) CBP SELECTIVE DEGRADERS RESULT IN SIGNIFICANT TUMOR GROWTH INHIBITION IN EP300MUT COLORECTAL MODEL 26 RKO (EP300 NULL) MODEL 5 10 15 20 25 30 0 500 1000 1500 2000 2500 Days After Tumor Inoculation Tu m or V ol um e (m m ³+ S EM ) Vehicle Control FHT-CBPd, 50mg/kg, sc, QD (TGI=82%) FHT-CBPd, 20mg/kg, sc, BID (TGI=77) 5 10 15 20 25 30 -30 -20 -10 0 10 20 30 Days After Tumor Inoculation B od y w ei gh t C ha ng e (% ) Vehicle Control FHT-CBPd, 50mg/kg, sc, QD (TGI=82%) FHT-CBPd, 20mg/kg, sc, BID (TGI=77)FHT-CBPd 20 mg/kg (BID) Vehicle Control FHT-CBPd 50 mg/kg (BID)

SELECTIVE ARID1B PROTEIN DEGRADER FOR ARID1A MUTATED CANCERS Protein Degrader Targeting ARID1A Mutated Cancers, the Most Mutated Subunit in the BAF Complex (e.g., Ovarian, Endometrial, Colorectal, Bladder and Other Cancers)

ARID1A: MOST MUTATED SUBUNIT IN BAF COMPLEX – CREATES DEPENDENCY ON ARID1B

Selective ARID1B Protein Degrader Overview

Target / Approach	• ARID1B • Targeted protein degrader
Initial Indication	• ARID1A mutated cancers
Mutation / Aberration	• ARID1A mutations (e.g., ovarian, endometrial, colorectal, bladder and other cancers)
Stage	• Pre-clinical
New Patients Impacted / Year*	• > 175,000



ARID1A
ARID1B



ARID1A WT
ARID1A Mutant
ARID1B Dependency Score
0.75
0.50
0.25
0.00
−0.25
−0.50
−0.75
−1.00
−1.25
CANCER CELL LINES

* Per year incidence in the U.S., EU5, Japan

28

| ~5% of all solid tumors harbor ARID1A mutations ARID1A MUTATED CANCERS: SIGNIFICANT OPPORTUNITY ARID1A Mutated Across Range of Tumors Cancer Types C om pl ex s ub un its ACTL6A ACTL6B ARID1A ARID1B ARID2 BCL11A BCL11B BCL7A BCL7B BCL7C BRD7 BRD9 BAF45B BAF45D BAF45C PBRM1 BAF45A BRM BRG1 BAF47 BAF155 BAF170 BAF60A BAF60B BAF60C BAF57 SS18 SS18L1 BAF Complex Uterine Bladder Stomach Cholangiocarcinoma Liver Esophageal Ovarian Colorectal Melanoma 0% 10% 20% 30% 40% Hodges et al. 2017 29

TARGETING ARID1A MUTATED CANCERS: ARID1B PROTEIN DEGRADER

Advantaged by Gene Traffic Control Platform and Protein Degrader Capabilities

- Platform produces BAF complexes and subcomplexes containing either ARID1A or ARID1B at scale
- Enables proprietary screens against ARID1B

PROTEIN DEGRADER CAPABILITIES

- Utilize protein degrader toolbox to create ARID1B hetero-bifunctional degraders

PROGRAM STATUS

- Validated selective chemical binders of ARID1B
- In process of expanding binders into novel selective protein degraders
- Assessing outcomes of ARID1B degradation and impact on BAF complex formation



Highly purified ARID1B / BAF complex



ARID1B

30

TRANSCRIPTION FACTORS A NOVEL APPROACH FHD-609 is a Selective, Potent, Protein Degrader of the BRD9 component of the BAF complex

| TFS ARE COMPELLING DRUG TARGETS… …BUT HISTORICALLY DIFFICULT TO TARGET • Highly involved in gene expression • Implicated in range of cancers and other diseases • Featureless surface: no druggable binding pocket • Tight interactions with DNA: undruggable affinities A NEW APPROACH TO DRUGGING TRANSCRIPTION FACTORS Enabled by Proprietary Ability to Purify and Synthesize Chromatin Regulatory System Components HISTORICAL FOCUS POTENTIAL DRUGGABLE SITES FOGHORN’S FOCUS FOGHORN HAS A NEW APPROACH FOCUSING ON INTERACTION WITH BAF • Druggable binding pockets • Druggable affinities 32

| TRANSCRIPTION FACTORS BIND TO BAF DIRECTLY WITH HIGH DEGREE OF SPECIFICITY Unique Insights into Where and How Transcription Factors Bind MASS SPEC. FOOT-PRINTING PULL-DOWN ASSAYS Foghorn’s collection of BAF sub-complexes and domains BIOPHYSICAL BIOCHEMICAL STRUCTURAL AUC / SPR / ITC TR-FRET / FP Crystal / NMR SPI1 MAPPING THE TF-BAF INTERACTION VALIDATING THE TF-BAF INTERACTION SPI1 TF B TF C TF D 33

BROAD PIPELINE ACROSS A RANGE OF TARGETS AND MODALITIES

Precision Oncology / Breadth and Depth

Modality	Program	Discovery	Phase 1	Phase 2	Phase 3	Commercial Rights	Patient Population*
Enzyme Inhibitors	FHD-286 (BRG1/BRM)	AML Combination Study				Foghorn Therapeutics	Over 27,000
	Selective BRM	BRG1 Mutated Cancers, e.g. , NSCLC & Bladder				Loxo Oncology; Foghorn Therapeutics	Over 100,000
Protein Degraders	Selective BRM	BRG1 Mutated Cancers, e.g., NSCLC & Bladder				Loxo Oncology; Foghorn Therapeutics	Over 100,000
	Selective ARID1B	ARID1A Mutated Cancers, e.g., Ovarian, Endometrial & Colorectal				Foghorn Therapeutics	Over 175,000
	Selective CBP	EP300 Mutated Cancers, e.g., Prostate, Bladder, Colorectal, Breast				Foghorn Therapeutics	Over 100,000
	Selective EP300	CBP Mutated & Subsets of EP300 Dependent Cancers				Foghorn Therapeutics	Over 100,000
Transcription Factor Disruptors	Undisclosed	Undisclosed				Foghorn Therapeutics	
Partnered Program	Undisclosed	Undisclosed				Loxo Oncology; Foghorn Therapeutics	
3 Discovery Programs	Undisclosed	3 Undisclosed Programs				Loxo Oncology; Foghorn Therapeutics	

* Per year incidence in the U.S., EU5, Japan

34

FIRST-IN-CLASS PRECISION MEDICINES TARGETING MAJOR UNMET NEEDS IN CANCER

LEADER IN NEW AREA OF CANCER BIOLOGY

Foghorn is a **leader in targeting chromatin biology,** which has unique potential to address underlying dependencies of many genetically defined cancers

Broad pipeline across a range of targets and modalities

LARGE MARKET POTENTIAL

Chromatin biology is implicated in up to **50% of tumors**, potentially impacting **~2.5 million patients**

Foghorn's current pipeline potentially addresses **more than 500,000** of these patients

WELL-FUNDED

$259.9 million in cash and equivalents

(as of 09/30/2023)

Provides **runway into H1'26**

VALUE DRIVERS

Anticipate data from the Phase 1 study of FHD-286 in combination with decitabine in **H2'24**

Advancement of preclinical assets (BRM-Selective, CBP. EP300, ARID1B) towards INDs

MAJOR STRATEGIC COLLABORATION

Strategic collaboration with Loxo Oncology at Lilly; **$380 million upfront;** 50/50 U.S. economic split on two lead programs

35